                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             QualMark Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               OF QUALMARK CORPORATION
                               TO BE HELD MAY 15, 1998

To the Shareholders of QualMark Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of QualMark Corporation, a Colorado corporation (the "Company"), will be held on May 15, 1998 at 3:00 p.m. M.D.T., at the Hotel Boulderado, 2115 Thirteenth Street, Boulder, Colorado for the following purposes:

              1. To elect five directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

              2. To consider and vote upon a proposal to ratify the appointment of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998.

              3. To transact any other business as may properly come before the Annual Meeting or any adjournment thereof.

The close of business on March 13, 1998, has been fixed as the record date for the determination of holders of QualMark Corporation Common Stock entitled to notice of, and to vote at, the Annual Meeting, and only shareholders of record at such time will be so entitled to vote.

In order for the proposals listed above to be approved, each proposal must be approved by the affirmative vote of holders of a majority of shares, voting as a group.

Whether or not you expect to attend the Annual Meeting, holders of QualMark Corporation Common Stock should complete, date, and sign the enclosed form of proxy card and mail it promptly in the enclosed envelope.

                                            By Order of the Board of Directors


                                            Philip A. Gordon
                                            Secretary of the Corporation

Date: April 15, 1998

PLEASE SIGN AND RETURN THE ENCLOSED FORM OF PROXY PROMPTLY WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                QUALMARK CORPORATION

                               1329 West 121st Avenue
                                  Denver, CO 80234


                                   PROXY STATEMENT


                            ANNUAL MEETING OF SHAREHOLDERS

                                    MAY 15, 1998



                               SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of QualMark Corporation, a Colorado corporation ("QualMark" or the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on May 15, 1998 at 3:00 p.m. M.D.T. at the Hotel Boulderado, 2115 13th Street, Boulder, Colorado, and at any and all adjournments of such meeting.

     If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of Common Stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted FOR each of the proposals described herein. Abstentions (proxies not returned) and broker non-votes will be treated as shareholders absent from the Annual Meeting. The proxies will be tabulated and votes counted by American Securities Transfer & Trust, Inc. It is anticipated that this Proxy Statement and the accompanying Proxy Card will be mailed to the Company's shareholders on or about April 15, 1998.

     SHAREHOLDERS WHO EXECUTE PROXIES FOR THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AT ANY TIME PRIOR TO THEIR EXERCISE BY DELIVERING WRITTEN NOTICE OF REVOCATION TO THE COMPANY, BY DELIVERING A DULY EXECUTED PROXY CARD BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

     The costs of the meeting, including the costs of preparing and mailing the Proxy Statement and Proxy, will be borne by the Company. Additionally, the Company may use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of common stock of the Company in nominee names to distribute proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                              OUTSTANDING CAPITAL STOCK

     The record date for shareholders entitled to vote at the Annual Meeting is March 13, 1998. At the close of business on that day, there were 3,397,635 shares of no par value common stock (the "Common Stock") of the Company outstanding and entitled to vote at the meeting.

                                  QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum for each matter voted upon at the Annual Meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his or her name on the record date. Abstentions and broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal.

                          ACTION TO BE TAKEN AT THE MEETING

     The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) FOR the election of each of the five nominees named herein for the office of director of the Company, (ii) FOR the selection of Price Waterhouse LLP, independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 1998; and (iii) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

     Where shareholders appropriately specify how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting or any adjournment thereof, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business.

                           SECURITY OWNERSHIP OF CERTAIN
                          BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock, as of February 27, 1998, by each person known by the Company to own beneficially more than five percent (5%) of the outstanding Common Stock, certain executive officers, each director and director nominee of the Company, and all directors and executive officers as a group. The Company believes that each of such persons has the sole voting and dispositive power over the shares held by him except as otherwise indicated in the footnotes and subject to applicable community property laws.



  NAME AND ADDRESS              AMOUNT AND NATURE OF
 OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP            PERCENT OF CLASS
---------------------           --------------------            ----------------
 Gregg K. Hobbs                       576,935(1)                      16.6%
 10218 Osceola Ct.
 Westminster, CO 80030

 The Roser Partnership II, Ltd.       332,636(2)                       9.8%
 1105 Spruce Street
 Boulder, CO  80302

 CVM Equity Fund IV, Ltd.             244,747                          7.2%

 4845 Pearl East
 Circle, Suite 300
 Boulder, CO  80301

 W. Preston Wilson                    196,525(3)                       5.5%
 1329 W. 121st Avenue
 Denver, CO  80234
                                         -2-


  NAME AND ADDRESS           AMOUNT AND NATURE OF
 OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP        PERCENT OF CLASS
---------------------        --------------------        ----------------

 Philip A. Gordon                   50,947(4)                   1.5%
 1329 W. 121st Avenue
 Denver, CO  80234

 Vernon W. Settle                   27,909(5)                    *
 1329 W. 121st Street
 Denver, CO 80234

 Ann Marie Doolittle                22,852(6)                    *
 1329 W. 121st Avenue
 Denver, CO 80234

 H. Robert Gill                     17,222(7)                    *
 1329 W. 121st Avenue
 Denver, CO  80234

 Norman J. Mottram                  13,313(8)                    *
 1329 W. 121st Avenue
 Denver, CO 80234

 Charles A. French                  17,667(9)                    *
 1329 W. 121st Avenue
 Denver, CO 80234

 William B. Phillips                 4,333(10)                   *
 1329 W. 121st Avenue
 Denver, CO  80234

 Harry D. Walls                     10,000(11)                   *
 1329 W. 121st Avenue
 Denver, CO 80234

 William Sanko                          --                       *
 1329 W. 121st Avenue
 Denver, CO 80234

 All Directors and Executive       360,768(12)                  9.8%
 Officers as a group (10 persons)
----------------------------------



* Less than one percent.
(1) Includes warrants to purchase 72,000 shares of the Common Stock which are currently exercisable or become exercisable within 60 days.
(2) Includes warrants to purchase 10,001 shares of the Common Stock which are currently exercisable or become exercisable within 60 days.
(3) Includes options to purchase 181,525 shares of the Common Stock which are currently exercisable or become exercisable within 60 days.
(4) Includes options to purchase 4,333 shares of the Common Stock which are currently exercisable or become exercisable within 60 days.
(5) Includes options to purchase 27,609 shares of the Common Stock which are currently exercisable or become exercisable within 60 days.
(6) Includes options to purchase 22,852 shares of the Common Stock which are currently exercisable or become exercisable within 60 days.

(7) Includes options to purchase 14,334 shares of the Common Stock which are currently exercisable or become exercisable within 60 days.
(8) Includes options to purchase 13,313 shares of the Common Stock which are currently exercisable or become exercisable within 60 days.
(9) Includes options to purchase 7,667 shares of the Common Stock which are currently exercisable or become exercisable within 60 days.
(10) Includes options to purchase 4,333 shares of the Common Stock which are currently exercisable or become exercisable within 60 days.
(11) Includes options to purchase 10,000 shares of the Common Stock which are currently exercisable or become exercisable within 60 days.
(12) Includes options to purchase 285,966 shares of the Common Stock which are currently exercisable or become exercisable within 60 days.


              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than ten percent (10%) of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Except as stated below in this paragraph, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 1997 and Form 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 1997, to the best of the Company's knowledge, the Company's directors, officers and holders of more than ten percent (10%) of its Common Stock complied with all Section 16(a) filing requirements. William Sanko, a director of the Company, filed one late initial statement of beneficial ownership on Form 3 in connection with his election to the Board of Directors in October 1997.

                         PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

     Pursuant to the Bylaws, the authorized number of directors of the Company is six, but effective immediately after the Annual Meeting, will be reset at five. Five directors are to be elected at the meeting. Each nominee will be elected to hold office until the next annual meeting of shareholders or until his successor is elected and qualified. Proxy holders will not be able to vote the proxies held by them for more than five persons. If a quorum is present, the five nominees having the highest number of votes cast in favor of their election will be elected. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board of Directors may recommend. Each nominee has expressed his intention to serve the entire term for which election is sought.

     THE BOARD OF DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH OF ITS NOMINEES FOR THE BOARD OF DIRECTORS.

     The Board of Directors' nominees for the office of director are as follows:



NAME                       AGE      YEAR FIRST BECAME A DIRECTOR
-----                     ----      ----------------------------
W. Preston Wilson, Ph.D.   49       1992

Charles A. French(A)       55       1996


                                         -4-



NAME                       AGE      YEAR FIRST BECAME A DIRECTOR
-----                     ----      ----------------------------
H. Robert Gill(A)          61       1994

Philip A. Gordon(C)        51       1993

William Sanko(C)           58       1997

---------------
(A) Member of the Audit Committee.
(C) Member of the Compensation Committee.


     W. PRESTON WILSON. Mr. Wilson has served as the President and Chief Executive Officer of the Company since March 1993, and as a director since March 1992. From February 1992 through February 1993, Mr. Wilson was President and Chief Executive Officer of Vital Choice, Inc., a Portland, Oregon home intravenous therapy services company which was acquired. From August 1987 through February 1992, Mr. Wilson was a management consultant and partner at BPI and Associates, a Dana Point, California management consulting firm.

     H. ROBERT GILL. Mr. Gill has served as a director of the Company since July 1994 and was elected Chairman in April 1996. Since May 1997, Mr. Gill has been chairman and chief executive officer of Mobile Force Technologies, Inc., a systems and software company. Since April 1996, Mr. Gill has been a principal
of The Topaz Group, a management consulting firm.   From March 1995 to March
1996, Mr. Gill was Senior Vice-President of Frontier Corporation, a telecommunications company. From 1989 to March 1995, Mr. Gill was President and Chief Executive Officer of ConferTech International, Inc., a teleconferencing services and equipment provider. ConferTech International, Inc., became a subsidiary of Frontier Corporation in 1995. Mr. Gill is a director of MOSAIX, Inc., a provider of systems and software for call centers, Online System Services, Inc., a World Wide Web site development and service company, and Spatial Technologies, Inc., a CAD software company.

     PHILIP A. GORDON.   Mr. Gordon has served as a director of the Company
since July 1993. Since 1985, Mr. Gordon has been an attorney in private practice. From 1991 through 1994, he was of counsel to Chrisman, Bynum &
Johnson, P.C., counsel to the Company.   From 1992 through 1996, Mr. Gordon was
a business consultant and managing director of Alliance Network, Inc.; in 1997 he became manager of Dealworks, LLC, offering similar services. From 1994 to 1997, Mr. Gordon served as general counsel for International Language Engineering Corp., a software localization company. Mr. Gordon provides legal services to the Company on an independent contractor basis.

     CHARLES A. FRENCH. Mr. French has been a director of the Company since April 1996. Since 1988, Mr. French has been a private investor and consultant in Denver, Colorado, providing business development and merger and acquisition consulting for companies in the health care industry. From 1986 through 1988, Mr. French was the Chief Operating Officer of Spectramed, Inc., a manufacturer of disposable medical devices.

     WILLIAM SANKO. Mr. Sanko has been a director of the Company since October 1997. From 1984 to 1996, Mr. Sanko was President and CEO of XEL Communications, Inc., a manufacturer of voice and data products used by telephone companies to provide private line services to businesses. In 1995, XEL was purchased by Gilbert Associates, Inc., now Salient 3 Communications, Inc., and Mr. Sanko continues to advise the President and CEO of Salient 3 Communications, Inc. on matters concerning long term business planning and acquisitions.

                                 BOARD OF DIRECTORS

     The current members of the Board of Directors are: W. Preston Wilson, H. Robert Gill, Phillip A. Gordon, Charles A. French, William B. Phillips, and William Sanko.

     WILLIAM B. PHILLIPS, 62. Mr. Phillips has been a director of the Company since July 1996 and served on the Compensation Committee for fiscal year ended 1997. He is not seeking reelection to the Board for the upcoming fiscal year. Mr. Phillips has been Vice President of Engineering with Storage Technology Corporation since 1987.

     Information concerning the other members of the Board is provided under the Section entitled "Election of Directors."

     During the fiscal year ended December 31, 1997, there were five meetings of the Board of Directors. With the exception of director William Phillips, all directors attended at least 75% of the meetings of the Board and committees of the Board on which they were members.

     There is no family relationship between any current or prospective director of the Company and any other current or prospective executive officer of the Company. Except as disclosed above in the Section entitled "Election of Directors," none of the directors hold directorships on other Boards of Directors of other companies required to report under the Securities Exchange Act of 1934.

DIRECTOR COMPENSATION

     Directors of the Company who are not also employees of the Company are reimbursed for all out-of-pocket expenses incurred in attending each meeting or committee meeting of the Board of Directors. In consideration of their service as directors, each non-employee director has been granted a non-qualified stock option to purchase up to 10,000 shares of Common Stock under the 1996 Stock Option Plan. In March 1997, non-employee directors William French, Robert Gill, Philip Gordon, and William Phillips were each granted non-qualified stock options to purchase 3,000 shares each of Common Stock at $3.25 per share. In October, 1997, non-employee director William Sanko was granted a non-qualified stock option to purchase 10,000 shares of Common Stock at $5.75 per share. The exercise price of all such options was equal to the fair market value of the Common Stock on the date of grant. The options become exercisable at a rate of 33% of such shares on each anniversary of the grant date, so that the options are fully exercisable on the third anniversary of the grant date, conditioned upon continued board service. All director options have a ten-year term from their grant date.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an Audit Committee and a Compensation Committee. The Audit Committee is responsible for (i) reviewing the scope of, and the fees for, the annual audit, (ii) reviewing with the independent auditors the corporate accounting practices and policies, (iii) reviewing with the independent auditors their final report, and (iv) being available to the independent auditors during the year for consultation purposes. The Audit Committee met one time in the fiscal year ended December 31, 1997. The

Compensation Committee determines the compensation of the officers of the Company and performs other similar functions. The Compensation Committee met two times in the fiscal year ended December 31, 1997.

                                 EXECUTIVE OFFICERS

     The following persons are the executive officers of the Company:

 NAME                           POSITION
------                          --------
 W. Preston Wilson, Ph. D.      Chief Executive Officer and President

 Vernon W. Settle               Vice President - Administration

 Ann Marie Doolittle            Vice President - Accelerated Reliability Test
                                Center Services

 Norman J. Mottram              Vice President - Technology

 Harry D. Walls                 Vice President - Corporate Sales and Marketing



     Information concerning the business experience of Mr. Wilson is provided under the section entitled "Proposal I - Election of Directors."

     VERNON W. SETTLE, 37. Mr. Settle has been Vice President - Administration of the Company since February 1997. Mr. Settle was Director of Finance and Administration of the Company from 1995 to February 1997, and Controller of the Company from 1994 until 1995. From 1987 through 1994, Mr. Settle was Controller of Medical Materials Corporation, a materials manufacturing company in Camarillo, California.

     ANN MARIE DOOLITTLE, 34. Ms. Doolittle has been Vice President - Accelerated Reliability Test Center Services since October 1996. Ms. Doolittle was Manager of the Accelerated Reliability Test Centers from November 1993 to October 1996. From 1989 to November 1993, she was co-founder and Engineering Manager of Array Technology Corporation, a subsidiary of Tandem Computers, Inc.

     NORMAN J. MOTTRAM, 38. Mr. Mottram has been Vice President - Technology since October 1996. Mr. Mottram was Director of Manufacturing of the Company from May 1993 to October 1996. From April 1992 to May 1993, Mr. Mottram was Research and Development Manager for Puritan Bennett Corporation, Portable Ventilator division. From 1988 to 1992, Mr. Mottram was Manufacturing Operations Manager at Puritan Bennett Corporation.

     HARRY D. WALLS, 50. Mr. Walls has been Vice President - Corporate Sales and Marketing since joining the company in November 1996. From 1995 to 1996, Mr. Walls was President of ACT Teleconferencing Services, Inc, a teleconferencing services provider. From 1987 to 1995 he was Vice President of Sales and Marketing of ConferTech International, Inc., a teleconferencing services and equipment provider.

     All executive officers are appointed by the Board of Directors and serve at the Board's discretion.

                                EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid for the fiscal years ended December 31, 1997, 1996, and 1995 to the Chief Executive Officer of the Company and its four executive officers who were paid more than $100,000 in salary and bonus during the year ended December 31, 1997 (the "Named Executive Officers").

                              SUMMARY COMPENSATION TABLE



                                                                                        Long-Term
                                                  Annual Compensation              Compensation Awards
                                                 -------------------------   --------------------------------
                                                                             Restricted
                                                                               Stock                 Options/     All Other
 Name and                                          Salary           Bonus      Awards                 SARs      Compensation
 Principal Position                 Year            ($)              ($)        ($)                    (#)            ($)
--------------------                ----          ----------       -------    ---------              --------   -------------
 W. Preston Wilson,                 1997            166,849         51,069         -                  40,000            -
 Ph.D., Chief Executive             1996            159,784          6,500         -                   5,000            -
 Officer and President              1995            138,916              -         -                   7,500            -

 Harry D. Walls,                    1997            118,600         46,172         -                  15,000            -
 Vice President -                   1996             17,500              -         -                  40,000            -
 Corporate Sales and
 Marketing (1)

 Norman J. Mottram,                 1997             89,381         17,626         -                  16,000            -
 Vice President -                   1996             82,705          3,250         -                  10,000            -
 Technology (2)                     1995             76,116              -         -                   6,000            -

 Ann Marie Doolittle,               1997             84,625         16,874         -                  15,000            -
 Vice President -                   1996             74,720          5,000         -                  10,000            -
 General Manager                    1995             70,616              -         -                  19,500            -
 ARTC Services (3)

 Vernon W. Settle, Vice             1997             83,199         16,903         -                  20,000            -
 President -                        1996             77,772          3,500         -                  10,000            -
 Administration (4)                 1995             59,806              -         -                  16,145            -

---------------
(1) Mr. Walls has been Vice President of Corporate Sales and Marketing since joining the Company in November 1996.
(2) Mr. Mottram has been Vice President of Technology for the Company since October 1996.
(3) Ms. Doolittle has been Vice President of Accelerated Reliability Test Center Services for the Company since October 1996.
(4) Mr. Settle has been Vice President of Administration for the Company since February 1997.

     The following table presents information concerning individual grants of options to purchase Common Stock of the Company made during the fiscal year ended December 31, 1997 to the Chief Executive Officer and the Named Executive Officers.


                        OPTION/SAR GRANTS IN LAST FISCAL YEAR


                             Number of
                            Securities           Percent of Total
                            Underlying         Options/SARs Granted       Exercise or
                            Options/SARs           to Employees            Base Price
Name                        Granted (#)           in Fiscal Year            ($/Sh.)         Expiration Date
-----                       -----------           --------------             -----          ---------------
W. Preston Wilson             40,000 (1)                17%                  $4.56               7/18/04

Harry D. Walls                15,000 (2)                6%                   $4.56               7/18/04

Norman J. Mottram             16,000 (3)                7%                   $4.53               7/11/04

Ann Marie Doolittle           15,000 (4)                6%                   $4.53               7/18/04

Vernon W. Settle              20,000 (5)                8%                   $4.53               7/18/04

-------------------



(1) Options become exercisable at a rate of 25% per year beginning July 18, 1998.
(2) Options become exercisable at a rate of 25% per year beginning July 18, 1998.
(3) Options become exercisable at a rate of 25% per year beginning July 11, 1998.
(4) Options become exercisable at a rate of 25% per year beginning July 18, 1998.
(5) Options become exercisable at a rate of 25% per year beginning July 18, 1998.

     The following table sets forth the year-end value of unexercised options to purchase Common Stock of the Company for the Chief Executive Officer and the Named Executive Officers. No options were exercised by the Chief Executive Officer and the Named Executive Officers during the fiscal year ended December 31, 1997.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION/SAR VALUES



                                          Number of Securities               Value of Unexercised
                                         Underlying Unexercised           In-the-Money Options/SARs
                                       Options/SARs at FY-End (#)              at FY-End ($) (1)
                                    --------------------------------    ------------------------------
        Name                        Exercisable        Unexercisable    Exercisable      Unexercisable
        ----                        -----------        -------------    ------------     -------------
 W. Preston Wilson, Ph.D.            172,925              62,863          833,898           167,451

 Harry D. Walls                       10,000              45,000           26,850           107,775

 Norman J. Mottram                    11,125              36,875           44,295            64,746

 Ann Marie Doolittle                  20,102              32,625           82,691            91,104

 Vernon W. Settle                     17,286              43,859           71,117           131,744
-----------------------

(1) Based upon the difference between the fair market value of Company Common Stock on December 31, 1997 and the exercise price. The fair market value of Company Common Stock on December 31, 1997, measured as the mean of the closing bid and asked prices of the Common Stock on such date, was $6.375 per share.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

     In March 1993 the Company entered into an employment agreement with W. Preston Wilson, Chief Executive Officer and President of the Company. Mr. Wilson is currently paid a salary under the agreement of $168,000 per year. The agreement has no fixed term and may be terminated by either party at any time. If termination is by the Company and is for any reason other than cause, or if Mr. Wilson resigns subsequent to a material reduction in his compensation or a material change in his duties, the agreement provides for a severance payment equal to twelve months' salary. The agreement provides that Mr. Wilson will not engage in activities competitive with the Company during his employment and for a period of two years after his employment with the Company terminates, whether voluntarily or involuntarily. Pursuant to the agreement, the Company granted to Mr. Wilson a non-statutory stock option to purchase up to 116,088 shares of Common Stock, at an exercise price of $2.00 per share. The option vested on a monthly basis over a four year period beginning on the date of the agreement, and expires seven years from such date. In the event of the sale or merger of the Company, all shares subject to such option will become fully exercisable.

     J. Wayne Farlow, former Vice President - Marketing and Sales, resigned from the Company in November 1996. Pursuant to an employment agreement with Mr. Farlow, the Company was required to pay Mr. Farlow a severance payment in the aggregate amount of $120,000, equal to twelve months' salary. The Company satisfied this severance payment obligation in November 1997.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On January 1, 1994, the Company paid $250,000 for all of the assets of Hobbs Engineering Corporation (HEC), a seminar and consulting business (the "Purchase") owned by Dr. Gregg K. Hobbs. As a part of the Purchase, the Company received all residual intellectual property rights to HEC's then present technology, and all applications for all patents then pending were assigned to the Company. Due to the common control of the two companies, the Company treated the excess of the amount paid over the book value of the assets received as a dividend. In 1994, HEC had profits of $24,709 on revenues of $228,621, and for the nine months during 1995 that the Company owned HEC, had profits of $9,928 on revenues of $262,588. In September 1995, the Company sold the assets, excluding any patents or other intellectual property, of HEC back to Dr. Hobbs for $1,500 (the "Sale"). In connection with the Sale, for the period from January 1, 1996 until December 31, 1999, the Company agreed to make quarterly royalty payments to Dr. Hobbs equal to 2% of the Company's revenues in exchange for Dr. Hobbs being available to actively promote the Company's products and services. In each year the royalty rate may increase, to a maximum of 3% of total revenues, if in such years the Company's revenues exceed certain thresholds. In the fiscal years ended December 31,1997 and 1996, the Company paid $324,000 and $114,000, respectively, in such royalty fees.

     The Company also issued to Dr. Hobbs a warrant to purchase up to 72,000 shares of Common Stock, at an exercise price of $2.13 per share which becomes exercisable as to 25% of such shares per year over four years beginning December 31, 1996, and expires five years after the grant date. The Company also agreed to convert his existing options to purchase Common Stock, whether or not then currently exercisable, into warrants to purchase a like number of shares of Common Stock, exercisable for five years, at an exercise price of $2.13 per share. The Company and Dr. Hobbs agreed to certain mutual non-competition provisions, and agreed to recommend each other's products and services exclusively. Pursuant to the agreement entered into in connection with the Sale, Dr. Hobbs is prohibited from competing with the Company through December 31, 1999.

     In September 1994, CVM Equity Fund IV, Ltd. ("CVM") and The Roser Partnership II, Ltd., shareholders of the Company (the "1994 Lenders"), each made $75,000 loans to the Company. The loans were due and payable April 1, 1995 ("Maturity Date") and were paid in full with the proceeds of the Company's April 1996 initial public offering (the "IPO"). In connection with these loans, the Company granted warrants to the 1994 Lenders for the purchase of 10,547 shares of Series A Preferred Stock, at an exercise price of $2.13 per share, exercisable for a period of five years, which warrants were converted into an equal number of shares of Common Stock at the time of the IPO.

     In January 1995, CVM Equity Fund IV, Ltd. ("CVM"), a shareholder of the Company, loaned $50,000 to the Company in exchange for convertible promissory notes bearing an annual rate of interest of 8%. The loan was due and payable April 1, 1995. The loan was paid in full with the proceeds of the IPO. In connection with such loan, the Company granted to CVM a warrant to purchase 3,516 shares of Series A Preferred Stock, at an exercise price of $2.13 per share, exercisable for a period of five years.

     In December 1995, the Company borrowed an aggregate of $500,000, and in consideration therefor issued secured 10% notes (the "Bridge Notes") of the Company in the aggregate principal amount of $500,000 and warrants to purchase 50,009 shares of Common Stock at $3.375 per share. The Bridge Notes were paid in full with the proceeds of the IPO. Bridge Notes in the principal amount of $100,000 and warrants to purchase 10,001 shares of Common Stock were issued to the Roser Partnership II, Ltd. Bridge Notes in the aggregate principal amount of $100,000 and warrants to purchase 10,001 shares of Common Stock were issued to the Summit Capital Appreciation Fund, Ltd., some of the partners of which may be deemed affiliates of Summit Investment Corporation, the underwriter of the IPO. The remaining Bridge Notes and warrants were sold to various unaffiliated parties.

     In March 1996, a corporation wholly owned by Dr. Hobbs sold 150,000 shares of Common Stock owned by it to existing shareholders of the Company at $2.45 per share. Among the purchasers were CVM Equity Fund IV, Ltd. (51,020 shares) and the Roser Partnership II, Ltd. (37,755 shares).

     The Company pays director H. Robert Gill $3,000 per month for management consulting services. The Company pays director Philip Gordon a monthly retainer for legal services in the base amount of $2,500 per month.



                         PROPOSAL 2 - APPOINTMENT OF AUDITORS

     The Board of Directors has appointed the firm of Price Waterhouse LLP, independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 1998, subject to the approval of such appointment by shareholders at the Annual Meeting. Price Waterhouse LLP has audited the Company's financial statements since the Company's 1993 fiscal year.

     The ratification of the appointment of Price Waterhouse LLP will be determined by the vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting.

     If the foregoing appointment of Price Waterhouse LLP is not ratified by shareholders, the Board of Directors will appoint other independent accountants whose appointment for any period subsequent to the 1998 Annual Meeting of Shareholders will be subject to the approval of shareholders at that meeting. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement should he so desire and to respond to appropriate questions.


     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF THE FIRM OF PRICE WATERHOUSE LLP.



                                SHAREHOLDER PROPOSALS

     Any proposals from shareholders to be presented for consideration for inclusion in the proxy material in connection with the 1999 annual meeting of shareholders of the Company must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on November 13, 1998.

                                    OTHER MATTERS

     All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than five percent (5%) of the Company's Common Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

     The Company's independent public accountants for the fiscal year 1997 are Price Waterhouse LLP. Representatives of such firm are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1997, which includes financial statements and accompanies this Proxy Statement, does not form any part of the material for the solicitation of proxies.

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 TO ANY SHAREHOLDER (INCLUDING ANY BENEFICIAL OWNER) UPON WRITTEN REQUEST TO VERNON W. SETTLE, VICE PRESIDENT - ADMINISTRATION, 1329 WEST 121ST AVENUE, DENVER, COLORADO 80234. A COPY OF THE EXHIBITS TO SUCH REPORT WILL BE FURNISHED TO ANY SHAREHOLDER UPON WRITTEN REQUEST THEREFOR AND PAYMENT OF A NOMINAL FEE.

                              QUALMARK CORPORATION PROXY

                  SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
                    MEETING OF SHAREHOLDERS TO BE HELD MAY 15, 1998

The undersigned hereby constitutes, appoints, and authorizes W. Preston Wilson and Vernon W. Settle, and each of them, as the true and lawful attorney and Proxy of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the no par value Common Stock of QualMark Corporation, a Colorado corporation, at the Annual Meeting of the Shareholders to be held May 15, 1998, at the Hotel Boulderado 2115 Thirteenth Street, Boulder, Colorado, at 3:00 p.m. M.D.T., and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting dated April 15, 1998 receipt of which is hereby acknowledged.

1. Approval of the election of each of the five nominees named herein for the office of director to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

     For all nominees listed below                     WITHHOLD AUTHORITY
     (EXCEPT AS MARKED TO THE CONTRARY BELOW) / /      to vote for all listed below / /

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     W. Preston Wilson, Philip A. Gordon, H. Robert Gill, Charles A. French, and William Sanko

2. Approval of the selection of Price Waterhouse LLP, independent public accounts, as auditors of the Company for the fiscal year ending December 31, 1998.

                          / /  FOR           / /  AGAINST

3. The Proxy is authorized to vote upon any other business as may properly come before the Annual Meeting or any adjournments thereof.

----------------------------------------------

The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

DATED:                 ,  1998
      -----------------

------------------------------------
  Signature(s) of Shareholder(s)


------------------------------------
  Signature(s) of Shareholder(s)

Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               QUALMARK CORPORATION
     PLEASE SIGN AND RETURN THIS PROXY USING THE ENCLOSED PRE-PAID ENVELOPE.

         THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON
                             IF YOU ATTEND THE MEETING.